Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Information

On September 30, 2019, pursuant to the previously disclosed purchase agreement, dated as of May 15, 2019, by and among Colfax Corporation, a Delaware corporation (the “Company”) and certain entities affiliated with KPS Capital Partners, LP (collectively, the “Purchaser”), the Company completed the divestiture of certain subsidiaries and assets comprising the Company’s Air & Gas Handling business (the “Business”). The aggregate purchase price of $1.8 billion comprised $1.67 billion paid at closing, the assumption of certain liabilities, and is subject to certain adjustments pursuant to the purchase agreement.

The sale of the Business is considered a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial information in accordance with Article 11 of Regulation S-X.

The Company presented its operations for the Air & Gas Handling business as discontinued operations in its condensed consolidated financial statements included in the Form 10-Q for the three and six months ended June 28, 2019. The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 28, 2019 and for years ended December 31, 2018, 2017, and 2016 give effect to this divestiture as if it had occurred on January 1, 2016. The following unaudited pro forma condensed consolidated balance sheet gives effect to this divestiture as if it had occurred on June 28, 2019, the date of the Company’s most recently filed balance sheet.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Colfax’s Form 10-K for the year ended December 31, 2018 filed with the SEC on February 21, 2019, and (ii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” included in Colfax’s Form 10-Q for the three and six months ended June 28, 2019 filed with the SEC on August 6, 2019.

The unaudited pro forma condensed consolidated financial information is presented based on assumptions, adjustments, and currently available information described in the accompanying notes and is intended for informational purposes only. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what Colfax’s results of operations or financial condition would have been had the divestiture been completed on the dates assumed. In addition, it is not necessarily indicative of Colfax’s future results of operations or financial condition.

COLFAX CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 28, 2019
(Dollars in thousands)

		Pro Forma Adjustments
	Company As Reported	Divestiture of Air & Gas Handling		Company Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$131,925	$—		$131,925
Trade receivables, less allowance for doubtful accounts of $31,678	616,263	—		616,263
Inventories, net	594,800	—		594,800
Other current assets	171,622	—		171,622
Current portion of assets held for sale	2,121,983	(2,121,983)	(a)	—
Total current assets	3,636,593	(2,121,983)		1,514,610
Property, plant and equipment, net	488,956	—		488,956
Goodwill	2,822,093	—		2,822,093
Intangible assets, net	2,314,420	—		2,314,420
Lease asset - right of use	153,924	—		153,924
Other assets	483,267	—		483,267
Total assets	$9,899,253	$(2,121,983)		$7,777,270

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$39,524	$—		$39,524
Accounts payable	399,812	—		399,812
Customer advances and billings in excess of costs incurred	16,277	—		16,277
Accrued liabilities	448,558	—		448,558
Current portion of liabilities held for sale	694,384	(694,384)	(a)	—
Total current liabilities	1,598,555	(694,384)		904,171
Long-term debt, less current portion	4,078,232	(1,652,188)	(c)	2,426,044
Non-current lease liability	119,398	—		119,398
Other liabilities	846,719	—		846,719
Total liabilities	6,642,904	(2,346,572)		4,296,332

EQUITY:
Total Colfax Corporation equity	3,094,798	339,234	(a)	3,434,032
Noncontrolling interest	161,551	(114,645)	(b)	46,906
Total equity	3,256,349	224,589		3,480,938
Total liabilities and equity	$9,899,253	$(2,121,983)		$7,777,270

See Notes to unaudited pro forma condensed consolidated financial information.

COLFAX CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 28, 2019
(Dollars in thousands, except per share amounts)

		Pro Forma Adjustments
	Company As Reported	Divestiture of Air & Gas Handling		Company Pro Forma
Net sales	$1,592,566	$—		$1,592,566
Cost of sales	955,495	—		955,495
Gross profit	637,071	—		637,071
Selling, general and administrative expense	555,788	—		555,788
Restructuring and other related charges	37,416	—		37,416
Operating income	43,867	—		43,867
Interest expense, net	54,992	—		54,992
Loss from continuing operations before income taxes	(11,125)	—		(11,125)
Provision for income taxes	8,193	(36)	(g)	8,157
Net loss from continuing operations	(19,318)	36		(19,282)
Loss from discontinued operations, net of taxes	(495,289)	489,899	(d)	(5,390)	(f)
Net loss	(514,607)	489,935		(24,672)
Less: income attributable to noncontrolling interest, net of taxes	6,650	(4,430)	(b)	2,220
Net loss attributable to Colfax Corporation	$(521,257)	$494,365		$(26,892)
Net loss per share - basic
Continuing operations	$(0.16)	$—		$(0.16)
Discontinued operations	$(3.70)	$3.66		$(0.04)
Consolidated operations	$(3.86)	$3.66		$(0.20)
Net loss per share - diluted
Continuing operations	$(0.16)	$—		$(0.16)
Discontinued operations	$(3.70)	$3.66		$(0.04)
Consolidated operations	$(3.86)	$3.66		$(0.20)
Weighted-average shares of common stock outstanding:
Basic	134,991,844			134,991,844
Diluted	134,991,844			134,991,844

See Notes to unaudited pro forma condensed consolidated financial information.

COLFAX CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2018
(Dollars in thousands, except per share amounts)

		Pro Forma Adjustments
	Company As Reported	Divestiture of Air & Gas Handling (e)		Company Pro Forma
Net sales	$3,666,812	$(1,473,729)		$2,193,083
Cost of sales	2,533,973	(1,070,266)		1,463,707
Gross profit	1,132,839	(403,463)		729,376
Selling, general and administrative expense	818,210	(269,447)		548,763
Restructuring and other related charges	77,686	(48,609)		29,077
Operating income	236,943	(85,407)		151,536
Pension settlement (gain)	(39)	—		(39)
Interest expense (income), net	44,052	5,031		49,083
Loss on short term investments	10,128	—		10,128
Income from continuing operations before income taxes	182,802	(90,438)		92,364
Income tax (benefit) provision	(21)	1,298	(g)	1,277
Net income from continuing operations	182,823	(91,736)		91,087
Discontinued Operations:
Loss from discontinued operations, net of taxes	(28,350)	—		(28,350)	(f)
Net income	154,473	(91,736)		62,737
Less: income attributable to noncontrolling interest, net of taxes	14,277	(13,616)	(b)	661
Net income attributable to Colfax Corporation	$140,196	$(78,120)		$62,076
Net income (loss) per share - basic
Continuing operations	$1.40	$(0.65)		$0.75
Discontinued operations	$(0.24)	$—		$(0.24)
Consolidated operations	$1.16	$(0.65)		$0.52	*
Net income (loss) per share - diluted
Continuing operations	$1.40	$(0.65)		$0.75
Discontinued operations	$(0.24)	$—		$(0.24)
Consolidated operations	$1.16	$(0.65)		$0.51
Weighted-average shares of common stock outstanding:
Basic	120,288,297			120,288,297
Diluted	120,795,056			120,795,056
* Net income per share does not foot due to rounding

See Notes to unaudited pro forma condensed consolidated financial information.

COLFAX CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2017
(Dollars in thousands, except per share amounts)

			Pro Forma Adjustments
	Company As Reported		Divestiture of Air & Gas Handling (e)		Company Pro Forma
Net sales	$3,300,184		$(1,362,902)		$1,937,282
Cost of sales	2,270,709		(1,005,006)		1,265,703
Gross profit	1,029,475		(357,896)		671,579
Selling, general and administrative expense	732,340		(231,692)		500,648
Restructuring and other related charges	68,351		(33,018)		35,333
Goodwill and intangible asset impairment charge	152,700		(152,700)		—
Operating income	76,084		59,514		135,598
Pension settlement loss	46,933		—		46,933
Interest expense, net	41,137		(1,031)		40,106
(Loss) income from continuing operations before income taxes	(11,986)		60,545		48,559
Income tax provision (benefit)	42,554		(63,997)	(g)	(21,443)
Net (loss) income from continuing operations	(54,540)		124,542		70,002
Discontinued Operations:
Income from discontinued operations, net of taxes	224,047		—		224,047	(f)
Net income (loss)	169,507		124,542		294,049
Less: income attributable to noncontrolling interest, net of taxes	18,417		(16,844)	(b)	1,573
Net income attributable to Colfax Corporation	$151,090		$141,386		$292,476
Net (loss) income per share - basic
Continuing operations	$(0.59)		$1.15		$0.56
Discontinued operations	$1.82		$—		$1.82
Consolidated operations	$1.23		$1.15		$2.37	*
Net (loss) income per share - diluted
Continuing operations	$(0.59)		$1.14		$0.55
Discontinued operations	$1.81	(h)	$—		$1.81
Consolidated operations	$1.22		$1.14		$2.36
Weighted-average shares of common stock outstanding:
Basic	123,229,806				123,229,806
Diluted	123,229,806	(h)			123,996,201
* Net income per share does not foot due to rounding

See Notes to unaudited pro forma condensed consolidated financial information.

COLFAX CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2016
(Dollars in thousands, except per share amounts)

		Pro Forma Adjustments
	As Reported	Divestiture of Air & Gas Handling (e)		Pro Forma
Net sales	$3,185,753	$(1,385,261)		$1,800,492
Cost of sales	2,193,371	(1,014,827)		1,178,544
Gross profit	992,382	(370,434)		621,948
Selling, general and administrative expense	696,800	(220,304)		476,496
Restructuring and other related charges	58,496	(26,808)		31,688
Goodwill and intangible asset impairment charge	238	—		238
Operating income	236,848	(123,322)		113,526
Pension settlement loss	48	—		48
Interest expense (income), net	30,276	569		30,845
Income from continuing operations before income taxes	206,524	(123,891)		82,633
Income tax provision	51,772	(41,562)	(g)	10,210
Net income from continuing operations	154,752	(82,329)		72,423
Discontinued Operations:
Loss from discontinued operations, net of taxes	(9,561)	—		(9,561)	(e)
Net income	145,191	(82,329)		62,862
Less: income (loss) attributable to noncontrolling interest, net of taxes	17,080	(17,173)	(b)	(93)
Net income attributable to Colfax Corporation	$128,111	$(65,156)		$62,955
Net income (loss) per share - basic
Continuing operations	$1.12	$(0.53)		$0.59
Discontinued operations	$(0.08)	$—		$(0.08)
Consolidated operations	$1.04	$(0.53)		$0.51
Net income (loss) per share - diluted
Continuing operations	$1.12	$(0.53)		$0.59
Discontinued operations	$(0.08)	$—		$(0.08)
Consolidated operations	$1.04	$(0.53)		$0.51
Weighted-average shares of common stock outstanding:
Basic	122,911,581			122,911,581
Diluted	123,198,726			123,198,726

See Notes to unaudited pro forma condensed consolidated financial information.

COLFAX CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(a)	Adjustment reflects the assets and liabilities of the Air & Gas Handling business, which were previously classified as held for sale, and the related equity.

(b)	Adjustment represents noncontrolling interests in subsidiaries which were historically part of the Air & Gas Handling business.

(c)	Adjustment reflects the use of the cash proceeds from the sale of the Air & Gas Handling business, net of transaction expenses and estimated taxes, to pay down debt.

(d)	Adjustment reflects the historical loss from discontinued operations, net of tax, associated with the Air & Gas Handling business.

(e)	Adjustment reflects the discontinued operations of the Air & Gas Handling business, except as otherwise noted.

(f)
The income (loss) from discontinued operations, net of tax, remaining after removing the Air & Gas Handling business, relates to the historical Fluid Handling discontinued operations including the Company's retained asbestos-related activities and gain on disposal associated with the Fluid Handling business.

(g)	Adjustment represents the tax effects of the Air & Gas Handling business divestiture to achieve the pro forma tax for the continuing operations of Colfax.

(h)
The weighted-average shares of common stock outstanding used in the diluted net income per share from discontinued operations for the year ended December 31, 2017 includes an additional 0.8 million potentially dilutive securities.